                                                                    EXHIBIT 10.1



                              1997 STOCK INCENTIVE PLAN
                                          OF
                           LASER MORTGAGE MANAGEMENT, INC.

    1. PURPOSE. The purpose of this Stock Incentive Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by directors and key employees of the Corporation and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations and by providing such directors and key employees with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such directors and key employees on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

    2. DEFINITIONS. When used in this Plan, unless the context otherwise requires:

         (a)  "Alternative Rights" shall have the meaning set forth in Section
    7.

         (b) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

         (c) "Bonus Award" shall mean an Incentive Award granted in accordance with Section 14.

         (d) "Cause" shall mean, with respect to the holder of an Incentive Award, the holder's violation of the duties of such employment or service with the Corporation or a Subsidiary as he may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive).

         (e) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

         (f) "Change of Control" shall be deemed to have occurred if (x) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Exchange Act) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) direct or indirect beneficial ownership of securities of the Corporation representing 33-1/3% or more of the combined voting power of the then outstanding securities of the Corporation or (y) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Corporation that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Corporation immediately prior to such acquisition; provided, however, that if any transaction or event or series of transactions or events resulting in a Change of Control is approved by a majority of the members of the Board of Directors holding office prior to the transaction or event or series of transactions or events, then the transaction or event or series of transactions or events shall not be deemed to be a Change of Control. Notwithstanding the foregoing, for purposes of subsection (x), a Change of Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Corporation is not transferred from a Person to another Person; and, for purposes of subsection (y), a Change of Control will not be deemed to occur if the assets of the Corporation are transferred: (i) to a shareholder in exchange for his stock, (ii) to an entity in which the Corporation has (directly or indirectly) 50% ownership, or (iii) to a Person that has (directly or directly) at least 50% ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% ownership.

         (g)  "Committee" shall mean the Committee hereinafter described in
    Section 3.

         (h)  "Conjunctive Rights" shall have the meaning set forth in Section
    7.

         (i)  "Corporation" shall mean LASER Mortgage Management, Inc.

         (j) "Deferred Stock Award" shall mean an Incentive Award granted in accordance with Section 13.

         (k) "Dividend Equivalent" shall mean an Incentive Award granted in accordance with Section 15.

         (l) "Eligible Persons" shall mean those persons described in Section 4 who are potential recipients of Incentive Awards.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value" on a specified date shall mean the closing price at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the closing price of a Share as reported on the Nasdaq National Market System or, if the Shares are not then traded on the Nasdaq National Market System, the average of the closing bid and asked prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Board of Directors for such date using any reasonable method of valuation.

         (o) "Incentive Award" shall mean an Option, Restricted Stock Award, Rights,

    Deferred Stock Award, Bonus Award, Dividend Equivalent, or Other Stock-Based Award granted pursuant to this Plan.

         (p)  "Incentive Stock Option" shall have the meaning set forth in section 422 of the Internal Revenue Code.

         (q) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

         (r)  "Manager" shall mean Laser Advisers Inc.

         (s) "Options" shall mean the stock options granted pursuant to this Plan.

         (t) "Other Stock-Based Award" shall mean an Incentive Award granted in accordance with Section 16.

         (u) "Plan" shall mean this 1997 Stock Incentive Plan of LASER Mortgage Management, Inc., as adopted by the Board of Directors on __________, 1997, and approved by the sole shareholder of the Corporation on _________, 1997 as such Plan from time to time may be amended.


         (v) "President" shall mean the person who at the time shall be the President of the Corporation.

         (w) "Restricted Shares" shall mean the Shares issued as a result of a Restricted Stock Award.

         (x) "Restricted Stock Award" shall mean a grant of Shares or of the right to purchase Shares pursuant to Section 12 hereof. Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both.

         (y) "Rights" shall mean stock appreciation rights granted pursuant to the Plan, which shall entitle the holder thereof to receive from the Corporation cash or Shares or a combination of cash and Shares based upon the excess of the Fair Market Value of Shares at the time of exercise over the purchase price of the Shares subject to the related Option, or the Fair Market Value of Shares on the date the Rights were granted, as the case may be, subject to the terms and conditions of the Plan.

         (z)  "Reload Option" shall have the meaning set forth in Section 6.

         (aa)  "Share" shall mean a share of common stock of the Corporation.

         (bb) "Spread" shall mean (i) with respect to Conjunctive Rights and Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.

         (cc) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

    3. ADMINISTRATION. The Plan shall be administered by a Committee of the Board of Directors which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. Notwithstanding the foregoing prior to the consummation of the Corporation's initial public offering of Shares, the Plan shall be administered by the Board of Directors. During such time as the Plan is administered by the Board of Directors, all references in the Plan to the Committee shall be deemed to refer to the Board of Directors. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

    Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Incentive Awards shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Incentive Awards effective or provide for their administration, and may take such other action with regard to the Plan and Incentive Awards as it shall deem desirable to effectuate their purpose.

    4. PARTICIPANTS. Except as hereinafter provided, the class of persons who are potential recipients of Incentive Awards granted under this Plan shall consist of (i) the directors of, and consultants to, the Corporation or a Subsidiary (including employees and directors of the Manager who perform services for the Corporation) and (ii) key employees of the Corporation or a Subsidiary, as determined by the Committee. The parties to whom Incentive Awards are granted under this Plan, and the number of Shares subject to each such Incentive Award, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Notwithstanding any other provision of the Plan, no Incentive Award may be granted to any Eligible Person who, assuming the exercise or settlement of any Incentive Awards held by such Eligible Person, would own or be deemed to own more than 9.8% of the number of shares or value of any class of capital stock of the Corporation.

    5. SHARES. Subject to the provisions of Section 20 hereof, the Committee may grant Incentive Awards with respect to an aggregate of up to 2,066,666 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares; provided, however, that such number shall be adjusted to the extent necessary, so that it constitutes 7.8% of the Initial Public Offering Share Number. For purposes of the foregoing limitation, the "Initial Public

Offering Share Number" shall mean the number of Shares outstanding immediately after the consummation of the Corporation's initial public offering of Shares plus the number of Shares with respect to which the over-allotment option granted to the underwriters in connection with such offering shall be exercised. The maximum number of Shares which may be the subject of Options and Rights granted during any calendar year to any individual shall not exceed 1,300,000 Shares. If the Shares that would be issued or transferred pursuant to any Incentive Awards are not issued or transferred and cease to be issuable or transferable for any reason, or if Restricted Shares which are subject to a Restricted Stock Award are forfeited, the number of Shares subject to such Incentive Award will no longer be charged against the limitation provided for herein and may again be made subject to Incentive Awards; provided, however, that Shares as to which an Option has been surrendered in connection with the exercise of an Alternative Right shall not again be available for the grant of any further Incentive Awards. Notwithstanding the preceding, with respect to any Option and/or any Rights granted to any individual who is a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code that is canceled, the number of shares subject to such Option and/or Rights shall continue to count against the maximum number of shares which may be the subject of Options and Rights granted to such individual. For purposes of the preceding sentence, if, after grant, the exercise price of an Option and/or the base amount of any Rights is reduced, such reduction shall be treated as a cancellation of such Option and/or Rights and the grant of a new Option and/or Rights (if any), and both the cancellation of the Option and/or Rights and the new Option and/or Rights shall reduce the maximum number of shares for which Options and Rights may be granted to the holder of such Option and/or Rights.

    6. GRANT OF OPTIONS. The number of Options to be granted to any Eligible Person shall be determined by the Committee in its sole discretion. At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an Incentive Stock Option, or (b) is not to be treated as an Incentive Stock Option for purposes of this Plan and the Internal Revenue Code. No Option which is intended to qualify as an Incentive Stock Option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

    Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) Incentive Stock Options granted to an employee (and any incentive stock options granted to such employee under any other stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Internal Revenue Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. Options with respect to which no designation is made by the Committee shall be deemed to be Incentive Stock Options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

    Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

    An Option may, in the discretion of the Committee, include a reload option right which shall entitle the holder, upon (i) the exercise of such original Option prior to the holder's termination of employment or service and (ii) payment of the appropriate exercise price in Shares that have been owned by such holder for at least six months prior to the date of exercise, to receive a new Option (the "Reload Option") to purchase, at the Fair Market Value per Share on the date of the exercise of the original Option, the number of Shares equal to the number of whole Shares delivered by the holder as payment of the exercise price of the original Option, subject to the availability of Shares under the Plan at the time of exercise of the original Option. A Reload Option may, in the discretion of the Committee, also allow that, upon the exercise of an Option (using any method of payment) prior to the holder's termination of employment or service, the holder shall receive a new Option to purchase at the Fair Market Value per Share on the date of exercise of the original Option, the number of Shares equal to the number of Shares issued upon exercise of the original Option, subject to the availability of Shares under the Plan at the time of exercise of the original Option. Any Reload Option shall be subject to the same expiration date, and shall be exercisable at the same time or times as, the original Option with respect to which it is granted. A Reload Option shall not itself include any reload option rights.

    The form of Option shall be determined from time to time by the Committee.
A certificate of Option signed by the Chairman of the Board or the President or a Vice President of the Corporation, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an Incentive Stock Option.

    7. GRANT OF RIGHTS. The Committee shall have the authority to grant to any Eligible Person, in its sole discretion, Rights which may be granted separately, or in connection with an Option at the time of the grant of an Option. Rights granted in connection with an Option shall be granted with respect to the same number of Shares as are covered by the Option, subject to adjustment pursuant to the provisions of Section 20 hereof, and may be exercised, as determined by the Committee in its discretion at the time of the grant of the Rights, either in conjunction with, or as an alternative to, the exercise of the related Option.

    Conjunctive Rights ("Conjunctive Rights") granted in connection with an Option shall entitle the holder thereof to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable and is exercised. Upon any exercise of an Option in respect of which Conjunctive Rights shall have been granted, the holder of the Rights shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the related Option shall have then been so exercised. Notwithstanding any other provision of the Plan, Conjunctive Rights shall not be granted in connection with an Option that is an Incentive Stock Option.

    Alternative Rights ("Alternative Rights") granted in connection with an Option shall entitle the holder thereof to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable, by surrendering the

Option with respect to the number of Shares as to which such Rights are then exercised. Such Option, to the extent surrendered, shall be deemed exercised for purposes of the limitations under Section 5. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised. Notwithstanding anything contained herein, Alternative Rights granted in connection with an Option that is an Incentive Stock Option may not be exercised at any time when the Fair Market Value of the Shares subject thereto is less than the exercise price of such Option.

    Rights granted without relationship to an Option shall be exercisable for a duration determined by the Committee, but in no event more than ten years from the date of grant. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

    Limited Rights that may only be exercised upon the occurrence of a Change of Control may be granted, either in connection with an Option or without relationship to an Option, on such terms, not inconsistent with this Section 7, as the Committee may determine.

    Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

    Payment of the amount determined hereunder upon the exercise of Rights may be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of Rights, or in a combination of cash and Shares, as determined by the Committee. No fractional Shares shall be issued by the Corporation, and settlement therefor shall be made in cash.

    The form of Rights shall be as determined from time to time by the Committee. A certificate of Rights signed by the Chairman of the Board or the President of the Corporation shall be delivered to each Eligible Person to whom Rights are granted.

    8. PURCHASE PRICE UNDER OPTIONS AND RESTRICTED STOCK. The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the day on which the Option is granted.

    The purchase price per Share for Restricted Shares to be purchased pursuant to Restricted Stock Awards shall be fixed by the Committee at the time of the grant of the Restricted Stock Award; provided, however, that such purchase price shall not be less than the par value of such Shares. Payment of such purchase price shall be made in cash or by check payable to the order of the Corporation, or by such other method as the Committee may permit.

    9. DURATION OF OPTIONS AND RELATED RIGHTS. The duration of any Option granted under this Plan shall be fixed by the Committee at the time of grant; provided, however, that no Option shall remain in effect for a period of more than ten years from the date upon which the Option is granted. The duration of any Rights granted in connection with any Option shall be coterminous with the duration of the related Option.

    10. TEN PERCENT STOCKHOLDERS. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an Incentive Stock Option may be granted under this Plan to any employee who, at the time the Option is granted, owns shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

    11. EXERCISE OF OPTIONS AND RIGHTS. Except as otherwise provided herein, Options and Rights, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee.

    Notwithstanding the foregoing, all or any part of any remaining unexercised Options or Rights granted to any person may be exercised upon the occurrence of such special circumstance or event as in the opinion of the Board of Directors merits special consideration.

    An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares acquired pursuant to this Plan or any other plan maintained by the Corporation or a Subsidiary unless the holder has beneficially owned such Shares for at least six months); or by such other methods as the Committee may permit from time to time. Any Conjunctive Rights granted in connection with such Option shall be exercised by the inclusion in the Exercise Notice of a notice of exercise of Rights, together with the Rights certificate.

    Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option and, if Conjunctive Rights have been exercised in connection therewith, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. If the Option and any Conjunctive Rights shall have been exercised with respect to less than all of the Shares subject to the Option and Rights, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate and a new Rights certificate in replacement of the certificates surrendered at the time of the exercise of the Option and Rights, indicating the number of Shares with respect to which the Option and Rights remain available for exercise, or the original Option certificate and Rights certificate shall be endorsed to give effect to the partial exercise thereof.

    Alternative Rights or Rights not granted in connection with an Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Rights certificate. Holders of Alternative Rights shall also surrender the related Option certificate. Within a reasonable time thereafter, the Corporation shall cause to be delivered to the person entitled thereto, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. Upon the exercise of Alternative Rights, the number of Shares subject to exercise under the related Option or portion thereof shall be reduced by the number of Shares represented by the Option or portion thereof surrendered. Shares subject to Options or portions thereof surrendered upon the exercise of Alternative Rights shall not be available for subsequent Incentive Awards under the Plan. If the Rights shall have been exercised with respect to less than all of the Shares subject thereto (or to the related Option, if any), the Corporation shall also cause to be delivered to the person entitled thereto a Rights certificate (and an Option certificate, in the case of Alternative Rights) with respect to the difference between the number of Shares of the Rights certificate (and related Option certificate, if any) surrendered at the time of the exercise of the Rights and the number of Shares with respect to which the Rights were so exercised (and the related Option, if any, was so surrendered), or the original Rights certificate (and related Option certificate, if any) shall be endorsed to give effect to the partial exercise (and surrender) thereof.

    Notwithstanding any other provision of the Plan or of any Option or Rights, no Option or Rights granted pursuant to the Plan may be exercised at any time when the Option or Rights or the granting or exercise thereof violates any law or governmental order or regulation.

    12.  TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

         (a) All Restricted Shares granted to or purchased by an Eligible Person pursuant to the Plan shall be subject to the following conditions:

              (i) the Restricted Shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are satisfied, removed or expire;

              (ii) each certificate representing Restricted Shares issued pursuant to a Restricted Stock Award under this Plan shall bear a legend making appropriate reference to the restrictions imposed; and

              (iii) the Committee may impose such other conditions as it may deem advisable on any Restricted Shares granted to or purchased by an Eligible Person pursuant to a Restricted Stock Award under this Plan, including, without limitation, restrictions under the requirements of any stock exchange upon which such Shares or shares of the same class are then listed, and under any securities law applicable to such Shares.

         (b) The restrictions imposed under subsection (a) hereof upon Restricted Stock Awards shall lapse in accordance with a schedule or such other conditions as shall be determined by the Committee, subject to the provisions of
Section 19 hereof.

         (c) Prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed upon Restricted Shares, a stock certificate or certificates representing such Restricted Shares shall be registered in the holder's name but shall be retained by the Corporation for the holder's account. The holder shall have the right to vote such Restricted Shares and shall have all other rights and privileges of a beneficial and record owner with respect thereto, including, without limitation, the right to receive dividends, distributions and adjustments with respect thereto; provided, however, that such dividends, distributions and adjustments shall be retained by the Corporation for the holder's account and for delivery to the holder, together with the stock certificate or certificates representing such Restricted Shares, as and when said restrictions and conditions shall have been satisfied, expired or lapsed.

    13. DEFERRED STOCK AWARDS. The Committee shall have the authority to grant to any Eligible Person a Deferred Stock Award, subject to the following terms and conditions:

         (i) Delivery of, and the issuance of certificates representing, Shares issuable pursuant to a Deferred Stock Award shall occur upon expiration of the deferral period specified by the Committee (or, if permitted by the Committee, as elected by the Eligible Person);

         (ii) Deferred Stock Awards shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine.

    14. BONUS AWARDS. The Committee shall have the authority to grant to any Eligible Person Shares as a bonus, subject to such terms as shall be determined by the Committee.

    15. DIVIDEND EQUIVALENTS. The Committee may grant to any Eligible Person Dividend Equivalents entitling the holder to receive cash, Shares, other Incentive Awards, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded in connection with another Incentive Award or without relationship to any other Incentive Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Incentive Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

    16. OTHER STOCK AWARDS. The Committee may, subject to limitations under applicable law, grant to Eligible Persons such other Incentive Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares and factors that may influence the value of Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Incentive Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Committee, and Incentive Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Incentive Awards. Shares issued pursuant to an Incentive Award in the nature of a purchase right granted under this Section 16 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Incentive Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Incentive Award under the Plan, may be granted pursuant to this Section 16.

    17. CONSIDERATION FOR INCENTIVE AWARDS. The Corporation shall obtain such consideration for the grant of an Incentive Award as the Committee in its discretion may determine.

    18. RESTRICTIONS ON TRANSFERABILITY OF INCENTIVE AWARDS. An Incentive Award shall not be transferable otherwise than by will or the laws of descent and distribution or as provided in this Section 18. Notwithstanding the preceding, the Committee may, in its discretion and subject to such terms and conditions as the Committee shall approve, authorize a transfer of any Incentive Award, other than an Option which is an Incentive Stock Option, by the initial holder to (i) the spouse, children, step children, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, (iii) a corporation or partnership in which such Family Members and the initial holder are the only shareholders or partners, or (iv) such other persons or entities which the Committee may permit; provided, however, that subsequent transfers of such Incentive Awards shall be prohibited except by will or the laws of descent and distribution. Following any transfer of such an Incentive Award, such Incentive Award shall continue to be subject to the same terms and conditions of the Incentive Award and of the Plan. An Option which is intended to be an Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder thereof.

    19. TERMINATION OF EMPLOYMENT OR SERVICE. All or any part of any Option and/or Rights, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the holder's employment by, or service as a director of or consultant to, the Corporation or any Subsidiary, except that the holder shall have until the end of the 30th business day following the cessation of his employment or service with the Corporation or its Subsidiaries, and no longer, to exercise any unexercised Option and/or Rights that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option and Rights. Notwithstanding the foregoing, if the cessation of employment or service is due to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the Estate or the heirs of a deceased holder shall have the privilege of exercising the Options and Rights which are exercisable but unexercised at the time of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and Rights and within one year of the holder's disability or death, as the case may be. The Board of Directors may, in its sole discretion extend the post-termination exercise period under this Section 19 with respect to any Option or Rights, but in no event beyond the expiration of the term of such Option or Rights. If the employment or service of any holder of an Option or Rights with the Corporation or a Subsidiary shall be terminated for Cause, all unexercised Options and Rights of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and a holder of Options or Rights whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option or Rights he might have exercised prior to the termination of his employment or service with the Corporation and Subsidiaries.

    Except as hereinafter provided, if a holder of a Restricted Stock Award or Deferred Stock Award shall voluntarily or involuntarily leave the employ of the Corporation or any Subsidiary, then (i) all Restricted Shares subject to restrictions at the time his employment terminates (and any dividends, distributions and adjustments retained by the Corporation with respect thereto), and (ii) any Shares subject to a Deferred Stock Award with respect to which the deferral period has not expired, shall be forfeited and any consideration received therefor from the holder shall be returned to the holder. Notwithstanding the foregoing, all restrictions to which Restricted Stock Awards are subject shall lapse, and the deferral period under a Deferred Stock Award shall expire, upon the occurrence of such special circumstance or event as in the opinion of the Board of Directors merits special consideration.

    The consequence of a termination of employment or service with respect to the holder of a Bonus Award, Dividend Equivalents or an Other Stock-Based Award shall be as determined by the Committee at the time of grant of any such Incentive Award, subject, however, to any determination by the Board of Directors upon the occurrence of such special circumstance or event as in the opinion of the Board of Directors merits special consideration.

    Notwithstanding any other provision of this Plan to the contrary, (i) if the employment or service of any holder of an Incentive Award with the Corporation or a Subsidiary shall be terminated by the Corporation or Subsidiary other than for Cause and without the occurrence of a Change of Control, then all conditions and/or restrictions relating to the continued employment or performance of services and/or achievement of performance objectives with respect to the exercisability or full enjoyment of an Incentive Award granted to such holder shall immediately lapse upon such termination, and (ii) if the management agreement between the Corporation and the Manager terminates without the occurrence of a Termination Event (as hereinafter defined) or a Change of Control, then all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Incentive Award granted to the Manager or to an individual in his capacity as an employee or director of the Manager shall immediately lapse upon such termination. For purposes of this paragraph, a "Termination Event" shall mean the occurrence of any of the following events:

         (1) the Manager violating any material provision of its management agreement with the Corporation, if, after notice of such violation, it shall not have cured such violation within 30 days; or

         (2) the Manager ceasing to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, if such registration is required as a matter of law; or

         (3)(i) the Manager generally not paying its obligations as such obligations become due, or admitting in writing its inability to pay its obligations generally, or making a general assignment for the benefit of creditors; or (ii) any proceeding being instituted by or against the Manager seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its obligations under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), such proceeding remaining undismissed or unstayed for a period of sixty days; or (iii) any of the actions sought in any proceeding described in (ii) above (including an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) occurring or (iv) the Manager taking any action to authorize any of the actions set forth above in this subsection.

    20. ADJUSTMENT PROVISION; ACCELERATION UPON CHANGE OF CONTROL. If prior to the complete exercise of any Option, or prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Stock Award, a Deferred Stock Award, or Bonus Stock Award, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for,

    (a) in the case of an Option, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder;

    (b) in the case of a Restricted Share issued pursuant to a Restricted Stock Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 12, the same securities or other property as are received by the holders of the Corporation's Shares pursuant to such stock dividend, split-up, conversion, exchange, reclassification or substitution; and

    (c) in the case of a Deferred Stock Award or Bonus Stock Award, the holder shall receive, at such time as would otherwise apply under such Award, such number and kind of securities or cash or other property to which he would have been entitled had he actually owned the Shares subject to the Deferred Stock Award or Bonus Stock Award at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution.

Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Incentive Awards remain to be issued, or with respect to which Incentive Awards may be reissued, shall be adjusted in a similar manner.

    In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights or the complete payment of any Dividend Equivalents or payments pursuant to an Other Stock-Based Award, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, or which shall be paid to the holder of Dividend Equivalents or an Other Stock-Based Award at such time as payment would otherwise be made, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder shall be entitled by reason of such events.

    Notwithstanding any other provision of the Plan, all conditions and/or restrictions relating to the continued employment or performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Incentive Award shall immediately lapse upon a Change of Control; provided, however, that if it is intended that the transaction constituting such Change of Control be eligible for pooling of interests accounting treatment and the operation of this paragraph would otherwise cause such transaction to be ineligible for such pooling of interests accounting treatment, then this paragraph shall be applicable only to such extent, if any, as would not cause such transaction to be ineligible for such pooling of interests accounting treatment.

    In the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Incentive Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

    21. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Incentive Award until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Incentive Award shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Incentive Award, or may issue stop transfer orders in respect thereof.

    22. INCOME TAX WITHHOLDING. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the grant or exercise of any Incentive Award, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Incentive Award. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Incentive Award.

    23. AMENDMENT OF THE PLAN. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Incentive Awards not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Incentive Award, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Incentive Award. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under the Plan or with respect to Options and Rights granted to any individual during any calendar year or change the class of Eligible Persons shall be subject to the approval of the shareholders of the Corporation.

    24. NO RIGHT OF EMPLOYMENT OR SERVICE. Nothing contained herein or in an Incentive Award shall be construed to confer on any employee, director or consultant any right to be continued in the employ of the Corporation or any Subsidiary or as a director of, or consultant to, the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to retire, request the resignation of, discharge or cease its consulting arrangement with such employee, director or consultant (without or with pay), at any time, with or without cause.

    25.  EFFECTIVE DATE OF THE PLAN.  This Plan is effective as of _________,
1997.

    26. FINAL ISSUANCE DATE. No Incentive Award shall be granted under the Plan after __________, 2007.